                                                                   EXHIBIT 4 (I)

THE TRUST BY AMENDMENT AND
RESTATEMENT OF ITS DECLARATION                                                           SEE REVERSE FOR IMPORTANT NOTICE ON
OF TRUST HAS CHANGED ITS GOVERNING                                                       TRANSFER RESTRICTIONS AND OTHER INFORMATION
LAW TO THE STATE OF MARYLAND. SEE
REVERSE FOR IMPORTANT NOTICE                                  [PHOTO]
REGARDING GOVERNING DOCUMENTS AND
PAR VALUE PER SHARE.


  --------                                                                                                            --------
   NUMBER                                                                                                              SHARES
  --------                                                                                                            --------

                                                                                                    CUSIP 313747 20 6

                                                FEDERAL REALTY INVESTMENT TRUST
                               A BUSINESS TRUST ORGANIZED UNDER THE LAWS OF THE DISTRICT OF COLUMBIA
                                              (GOVERNING LAW CHANGED TO THE STATE OF MARYLAND)

This certifies that


is the owner of

                              FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST, NO PAR
                                                      VALUE, IN

Federal Realty Investment Trust, transferable on the books of the Trust in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Trust's Declaration of Trust and any amendments thereof, copies of which are on file with the transfer agent, to all the provisions of which the holder hereof by acceptance of this certificate assents. This certificate is not valid until countersigned and registered by the transfer agent and registrar. Witness the facsimile Seal of the Trust and the facsimile signatures of its Trustees or officers.

                                                                                                                        [SEAL]

Dated:
                                                                                             Countersigned and Registered:
                                                                                             AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                                                  (New York, N.Y.)   Transfer Agent
                                                                                                                     and Registrar,

                                                                                                               Authorized Signature.
By: /s/ Steven J. Guttman    By: /s/ Nancy J. Herman
PRESIDENT                     SECRETARY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common                              UNIF GIFT MIN ACT-D...................Custodian ......................
TEN ENT- as tenants by the entireties                                                 (Cust)                       (Minor)
JT TEN-  as joint tenants with right                                               under Uniform Gifts to Minors
         of survivorship and not as tenants                                        Act............................................
         in common                                                                                   (State)

    Additional abbreviations may also be used though not in the above list.

For Value received,____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------

________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________ Common Shares

of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said Shares on the books of the within-named Trust with full power of substitution in the premises.

Dated,________________

                            (Sign here)_______________________________________

SIGNATURE(S) GUARANTEED:______________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

                               IMPORTANT NOTICE
                               ----------------
     DUE TO THE AMENDMENT AND RESTATEMENT OF THE TRUST'S DECLARATION OF TRUST, THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ISSUED AND HELD SUBJECT TO ALL THE PROVISIONS OF THE BYLAWS OF THE TRUST, AS AMENDED, IN ADDITION TO THE DECLARATION OF TRUST OF THE TRUST, AS AMENDED, AND HAVE A PAR VALUE PER SHARE OF $0.01 RATHER THAN NO PAR VALUE PER SHARE.

     THE TRUST WILL FURNISH TO ANY SHAREHOLDER, ON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE INFORMATION REQUIRED BY SECTION 8-203(d) OF THE CORPORATIONS AND ASSOCIATIONS ARTICLE OF THE ANNOTATED CODE OF MARYLAND WITH RESPECT TO THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE SHARES OF EACH CLASS OF BENEFICIAL INTEREST WHICH THE TRUST HAS AUTHORITY TO ISSUE AND, IF THE TRUST IS AUTHORIZED TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, (i) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT SET, AND (ii) THE AUTHORITY OF THE BOARD OF TRUSTEES TO SET SUCH RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. THE FOREGOING SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DECLARATION OF TRUST OF THE TRUST, A COPY OF WHICH WILL BE SENT WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS. SUCH REQUEST MUST BE MADE TO THE SECRETARY OF THE TRUST AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT.

     THE TRUST WILL FURNISH A FULL STATEMENT OF THE RESTRICTIONS ON TRANSFERABILITY TO ANY SHAREHOLDER OF THE TRUST ON REQUEST AND WITHOUT CHARGE. SUCH REQUEST MUST BE MADE TO THE SECRETARY OF THE TRUST AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT.

     THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN AN AMENDED AND RESTATED RIGHTS AGREEMENT BETWEEN FEDERAL REALTY INVESTMENT TRUST AND AMERICAN STOCK TRANSFER & TRUST COMPANY (THE "RIGHTS AGENT") DATED AS OF MARCH 11, 1999 (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF FEDERAL REALTY INVESTMENT TRUST. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS MAY BE REDEEMED, MAY EXPIRE, OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. FEDERAL REALTY INVESTMENT TRUST WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, RIGHTS ISSUED TO ACQUIRING PERSONS (AS DEFINED IN THE RIGHTS AGREEMENT) OR CERTAIN RELATED PERSONS AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID WITH RESPECT TO CERTAIN RIGHTS SET FORTH IN
SECTION 11(a)(ii) AND SECTION 13(a) OF THE RIGHTS AGREEMENT.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE TRUST WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.